UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2009

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The undersigned Registrant previously reported the completed merger of Peachtree Acquisition Corporation, a wholly owned subsidiary of the Registrant ("Merger Sub") with and into Goldleaf Financial Solutions, Inc. ("Goldleaf") (the "Merger") in accordance with the Agreement and Plan of Merger, dated as of August 16, 2009, among the Registrant, Merger Sub and Goldleaf, on its Current Report on Form 8-K filed on October 1, 2009 (the "Initial 8-K"). This Amendment Number 1 to Current Report on Form 8-K/A (this "Form 8-K/A") amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the Merger pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

     The following historical audited financial statements of Goldleaf Financial Solutions, Inc. included in Goldleaf's Annual Report on Form 10-K filed on March 31, 2009 are filed as Exhibit 99.2 and are hereby incorporated herein by reference:
•	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated March 30, 2009;

•	Consolidated Balance Sheets as of December 31, 2008 and December 31, 2007;

•	Consolidated Statements of Operations for the years ended December 31, 2008 and December 31, 2007;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2008 and December 31, 2007;

•	Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 2008 and December 31, 2007; and

•	Notes to the Consolidated Financial Statements.

The following historical unaudited financial statements of Goldleaf included in Goldleaf's Quarterly Report on Form 10Q filed on August 19, 2009 are filed as Exhibit 99.3 and are hereby incorporated herein by reference:
•	Consolidated Balance Sheet at June 30, 2009 and December 31, 2008;

•	Consolidated Statements of Operations for the three and six-month periods ended June 30, 2009 and June 30, 2008;

•	Consolidated Statements of Cash Flows for the six-month periods ended June 30, 2009 and June 30, 2008; and

•	Notes to the Consolidated Financial Statements.

(b)      Pro Forma Financial Information.

     The following unaudited pro forma financial statements, including notes thereto, of Jack Henry & Associates, Inc. ("Jack Henry") are filed as Exhibit 99.4 and are hereby incorporated herein by reference:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2009;

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended June 30, 2009; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)     Exhibits
Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors for Goldleaf Financial Solutions, Inc.

99.2	Audited financial statements of Goldleaf Financial Solutions, Inc. as of and for the year ended December 31, 2008.

99.3	Unaudited financial statements of Goldleaf Financial Solutions, Inc. as of June 30, 2009 and for the three and six months then ended.

99.4	Unaudited pro forma financial statements of Registrant as of June 30, 2009 and for the year then ended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.

By:	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer

Date:  December 11, 2009

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated August 16, 2009, among Jack Henry & Associates, Inc., Peachtree Acquisition Corporation and Goldleaf Financial Solutions, Inc. (incorporated by reference from Exhibit 2.1 to the current report on Form 8-K filed by Jack Henry & Associates, Inc. on August 17, 2009).

23.1	Consent of Ernst & Young LLP, independent auditors for Goldleaf Financial Solutions, Inc.

99.1	Press Release dated October 1, 2009 issued by Jack Henry & Associates, Inc.*

99.2	Audited financial statements of Goldleaf Financial Solutions, Inc. as of and for the year ended December 31, 2008.

99.3	Unaudited financial statements of Goldleaf Financial Solutions, Inc. as of June 30, 2009 and for the three and six months then ended.

99.4	Unaudited pro forma financial statements of Registrant as of June 30, 2009 and for the year then ended.

*Previously filed with the Initial 8-K